DELAWARE GROUP DELAWARE FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                       $1,000.00
Beginning OFFER                                             $20.00
Initial Shares                                              50.000


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        50.000        $0.120            0.289              50.289
--------------------------------------------------------------------------------





Ending Shares                                          50.289
Ending NAV                                     x       $21.19
                                                   ----------
                                                    $1,065.62
Less CDSC                                              $10.00
                                                   ----------
Investment Return                                   $1,055.62





Total Return Performance
------------------------
Investment Return                                   $1,055.62
Less Initial Investment                             $1,000.00
                                                    ---------
                                                       $55.62/$1,000.00 x 100



Total Return:                                           5.56%

DELAWARE GROUP DELAWARE FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $20.00
Initial Shares                                              50.000


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        50.000        $0.120            0.289              50.289
--------------------------------------------------------------------------------





Ending Shares                                          50.289
Ending NAV                                     x       $21.19
                                                   ----------
Investment Return                                   $1,065.62





Total Return Performance
------------------------
Investment Return                                   $1,065.62
Less Initial Investment                             $1,000.00
                                                    ---------
                                                       $65.62/$1,000.00 x 100



Total Return:                                           6.56%

DELAWARE GROUP DELAWARE FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                       $1,000.00
Beginning OFFER                                             $20.00
Initial Shares                                              50.000


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        50.000        $0.240            0.582              50.582
--------------------------------------------------------------------------------





Ending Shares                                          50.582
Ending NAV                                     x       $21.19
                                                   ----------
                                                    $1,071.83
Less CDSC                                              $10.00
                                                   ----------
Investment Return                                   $1,061.83





Total Return Performance
------------------------
Investment Return                                   $1,061.83
Less Initial Investment                             $1,000.00
                                                    ---------
                                                       $61.83/$1,000.00 x 100



Total Return:                                           6.18%

DELAWARE GROUP DELAWARE FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                       $1,000.00
Beginning OFFER                                             $20.00
Initial Shares                                              50.000


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        50.000        $0.240            0.582              50.582
--------------------------------------------------------------------------------





Ending Shares                                          50.582
Ending NAV                                     x       $21.19
                                                   ----------
Investment Return                                   $1,071.83





Total Return Performance
------------------------
Investment Return                                   $1,071.83
Less Initial Investment                             $1,000.00
                                                    ---------
                                                       $71.83/$1,000.00 x 100



Total Return:                                           7.18%

DELAWARE GROUP DELAWARE FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $20.16
Initial Shares                                              49.603


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        49.603        $0.360             0.880             50.483
--------------------------------------------------------------------------------






Ending Shares                                          50.483
Ending NAV                                      x      $21.19
                                                    ---------
                                                    $1,069.73
Less CDSC                                              $10.00
                                                   ----------
Investment Return                                   $1,059.73





Total Return Performance
------------------------
Investment Return                                   $1,059.73
Less Initial Investment                             $1,000.00
                                                    ---------
                                                       $59.73/$1,000.00 x 100




Total Return:                                           5.97%

DELAWARE GROUP DELAWARE FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $20.16
Initial Shares                                              49.603


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        49.603        $0.360             0.880             50.483
--------------------------------------------------------------------------------






Ending Shares                                          50.483
Ending NAV                                      x      $21.19
                                                    ---------
Investment Return                                   $1,069.73





Total Return Performance
------------------------
Investment Return                                   $1,069.73
Less Initial Investment                             $1,000.00
                                                    ---------
                                                       $69.73/$1,000.00 x 100




Total Return:                                           6.97%

DELAWARE GROUP DELAWARE FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $20.50
Initial Shares                                              48.780


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        48.780        $1.660             4.138             52.918
--------------------------------------------------------------------------------






Ending Shares                                          52.918
Ending NAV                                      x      $21.19
                                                    ---------
                                                    $1,121.33
Less CDSC                                              $10.00
                                                   ----------
Investment Return                                   $1,111.33





Total Return Performance
------------------------
Investment Return                                   $1,111.33
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $111.33/$1,000.00 x 100




Total Return:                                          11.13%

DELAWARE GROUP DELAWARE FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $20.50
Initial Shares                                              48.780


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        48.780        $1.660             4.138             52.918
--------------------------------------------------------------------------------






Ending Shares                                          52.918
Ending NAV                                      x      $21.19
                                                    ---------
Investment Return                                   $1,121.33



Total Return Performance
------------------------
Investment Return                                   $1,121.33
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $121.33/$1,000.00 x 100




Total Return:                                          12.13%

DELAWARE GROUP DEVON FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $13.20
Initial Shares                                              75.758


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        75.758        $0.030             0.160             75.918
--------------------------------------------------------------------------------






Ending Shares                                          75.918
Ending NAV                                      x      $14.53
                                                    ---------
                                                    $1,103.09
Less CDSC                                              $10.00
                                                   ----------
Investment Return                                   $1,093.09







Total Return Performance
------------------------
Investment Return                                   $1,093.09
Less Initial Investment                             $1,000.00
                                                    ---------
                                                       $93.09/$1,000.00 x 100




Total Return:                                           9.31%

DELAWARE GROUP DEVON FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $13.20
Initial Shares                                              75.758


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        75.758        $0.030             0.160             75.918
--------------------------------------------------------------------------------






Ending Shares                                          75.918
Ending NAV                                      x      $14.53
                                                    ---------
Investment Return                                   $1,103.09







Total Return Performance
------------------------
Investment Return                                   $1,103.09
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $103.09/$1,000.00 x 100




Total Return:                                          10.31%

DELAWARE GROUP DEVON FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $13.20
Initial Shares                                              75.758


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        75.758        $0.060             0.324             76.082
--------------------------------------------------------------------------------






Ending Shares                                          76.082
Ending NAV                                      x      $14.53
                                                    ---------
                                                    $1,105.47
Less CDSC                                              $10.00
                                                   ----------
Investment Return                                   $1,095.47







Total Return Performance
------------------------
Investment Return                                   $1,095.47
Less Initial Investment                             $1,000.00
                                                    ---------
                                                       $95.47/$1,000.00 x 100




Total Return:                                           9.55%

DELAWARE GROUP DEVON FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $13.20
Initial Shares                                              75.758


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        75.758        $0.060             0.324             76.082
--------------------------------------------------------------------------------






Ending Shares                                          76.082
Ending NAV                                      x      $14.53
                                                    ---------
Investment Return                                   $1,105.47







Total Return Performance
------------------------
Investment Return                                   $1,105.47
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $105.47/$1,000.00 x 100




Total Return:                                          10.55%

DELAWARE GROUP DEVON FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $13.20
Initial Shares                                              76.805


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        76.805        $0.090             0.507             77.312
--------------------------------------------------------------------------------






Ending Shares                                          77.312
Ending NAV                                      x      $14.53
                                                    ---------
                                                    $1,123.34
Less CDSC                                              $10.00
                                                   ----------
Investment Return                                   $1,113.34







Total Return Performance
------------------------
Investment Return                                   $1,113.34
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $113.34/$1,000.00 x 100




Total Return:                                          11.33%

DELAWARE GROUP DEVON FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $13.02
Initial Shares                                              76.805


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        76.805        $0.090             0.507             77.312
--------------------------------------------------------------------------------






Ending Shares                                          77.312
Ending NAV                                      x      $14.53
                                                    ---------
Investment Return                                   $1,123.34







Total Return Performance
------------------------
Investment Return                                   $1,123.34
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $123.34/$1,000.00 x 100




Total Return:                                          12.33%

DELAWARE GROUP DEVON FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $13.02
Initial Shares                                              76.805


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        76.805        $0.835             5.056             81.861
--------------------------------------------------------------------------------






Ending Shares                                          81.861
Ending NAV                                      x      $14.53
                                                    ---------
                                                    $1,189.44
Less CDSC                                              $10.00
                                                   ----------
Investment Return                                   $1,179.44







Total Return Performance
------------------------
Investment Return                                   $1,179.44
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $179.44/$1,000.00 x 100




Total Return:                                          17.94%

DELAWARE GROUP DEVON FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)

--------------------------------------------------------------------------------
Initial Investment                                       $1,000.00
Beginning OFFER                                             $13.02
Initial Shares                                              76.805


  Fiscal      Beginning     Dividends        Reinvested         Cumulative
   Year        Shares      for Period          Shares             Shares
--------------------------------------------------------------------------------
   1996        76.805        $0.835             5.056             81.861
--------------------------------------------------------------------------------






Ending Shares                                          81.861
Ending NAV                                      x      $14.53
                                                    ---------
Investment Return                                   $1,189.44






Total Return Performance
------------------------
Investment Return                                   $1,189.44
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $189.44/$1,000.00 x 100




Total Return:                                          18.94%